Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions
Acquisitions
Offer for Certain Verizon Data Center Assets
On December 6, 2016, the Company entered into a transaction agreement with Verizon Communications Inc. ("Verizon") to acquire Verizon's colocation services business at 24 data center sites, consisting of 29 data center buildings, located in the United States, Brazil and Colombia, for a cash purchase price of $3,600,000,000. The acquisition is expected to close by mid-2017. The Company expects to fund the acquisition with a combination of cash on hand and proceeds of debt and equity financings. The Company expects to account for the Verizon data center sites acquisition as a business combination using the acquisition method of accounting.
In connection with the Verizon data center sites acquisition, the Company entered into a commitment letter (the "Commitment Letter"), dated December 6, 2016, with JPMorgan Chase Bank, N.A., Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Commitment Parties"), pursuant to which the Commitment Parties have committed to provide a senior unsecured bridge facility in an aggregate principal amount of $2,000,000,000 for the purposes of funding (i) a portion of the cash consideration for the acquisition and (ii) the fees and expenses incurred in connection with the acquisition. The full amount must be drawn in a single drawing. The initial maturity date is 12 months from the date of the drawdown and, at the initial maturity date (if not repaid prior to that time), it will be converted into a seven-year senior unsecured term loan. Advances funded under the bridge facility shall accrue interest per annum at a rate of 4.25% which will increase by an additional 25 basis points 30 days after the closing date, by an additional 25 basis points 60 days after the closing date, by an additional 50 basis points 90 days after the closing date, and by an additional 50 basis points 120 days after the closing date, to the total cap, which is 1.75% per annum plus the greatest of (i) the yield per annum on the 5.875% Senior Notes Due 2016 (on the basis of the yield to maturity thereof), (ii) the yield per annum on the J.P. Morgan US Dollar Global High Yield Index minus 1.61% and (iii) 5.250% per annum, 180 days after the closing date. Commitment fees associated with the Commitment Letter are equal to (i) 0.50% of the commitment plus (ii) an additional 0.25% of the commitment that is four months after the date in which the Commitment Letter was entered into. As of December 31, 2016, the Company had accrued $10,000,000 of commitment fees associated with the Commitment Letter and amortized $2,174,000 to interest expense in the consolidated statement of operations. As of December 31, 2016, the Company had not drawn against the Commitment Letter.
Paris IBX Data Center Acquisition
On August 1, 2016, the Company completed the purchase of Digital Realty Trust, Inc.'s ("Digital Realty's") operating business, including its real estate and facility, located in St. Denis, Paris for cash consideration of approximately €193,768,000 or $216,400,000 at the exchange rate in effect on August 1, 2016 (the "Paris IBX Data Center Acquisition"). A portion of the building was leased to the Company and was being used by the Company as its Paris 2 and Paris 3 data centers. The Paris 2 lease was accounted for as an operating lease and the Paris 3 lease was accounted for as a financing lease. Upon acquisition, the Company in effect terminated both leases. The Company settled the financing lease obligation of Paris 3 for €47,790,000 or approximately $53,372,000 and recognized a loss on debt extinguishment of €8,828,000 or approximately $9,894,000. The Paris IBX Data Center Acquisition constitutes a business under the accounting standard for business combinations and as a result, the Paris IBX Data Center Acquisition was accounted for as a business combination using the acquisition method of accounting.
The Company included the incremental Paris IBX Data Center's results of operations from August 1, 2016 and the estimated fair value of assets acquired and liabilities assumed in its consolidated balance sheets beginning August 1, 2016. The Company incurred acquisition costs of approximately $11,978,000 for the year ended December 31, 2016 related to the Paris IBX Data Center Acquisition.
Purchase Price Allocation
Under the acquisition method of accounting, the total purchase price is allocated to the assets acquired and liabilities assumed measured at fair value on the date of acquisition. As of the date of this annual report, the Company had completed the detailed valuation analysis to derive the fair value of the following items including, but not limited to property, plant and equipment, intangible assets and leasehold interests. During the fourth quarter of 2016, the Company recorded certain measurement period adjustments that were insignificant to the results from operations for the year ended December 31, 2016.
The purchase price allocation, which excludes settlement of the Paris 3 financing obligations, was as follows (in thousands):

Cash and cash equivalent	$4,073
Accounts receivable	1,507
Other current assets	794
Property, plant and equipment	143,972
Intangible assets	11,758
Goodwill	48,835
Other assets	81
Total assets acquired	211,020
Accounts payable and accrued liabilities	(2,044)
Other current liabilities	(2,798)
Deferred tax liabilities	(42,395)
Other liabilities	(755)
Net assets acquired	$163,028

Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. Goodwill is not expected to be deductible for local tax purposes. Goodwill will not be amortized and will be tested for impairment at least annually.
The following table presents certain information on the acquired identifiable intangible assets (dollars in thousands):

Intangible Assets	Fair Value	Estimated Useful Lives (Years)	Weighted-average Estimated Useful Lives (Years)
In-place leases	$7,485	0.9 - 9.4	4.3
Favorable leasehold interests	4,273	1.9 - 6.7	5.3

The fair value of in-place lease value may consist of a variety of components including, but not necessarily limited to: the value associated with avoiding the cost of originating the acquired in-place leases. The fair value of favorable leases was estimated based on the income approach, by computing the net present value of the difference between the contractual amounts to be paid pursuant to the lease agreements and estimates of the fair market lease rates for the corresponding in place leases measured over remaining non-cancellable terms of the leases. The fair value measurements were based on significant inputs that are not observable in the market and thus represent Level 3 measurements as defined in the accounting standard for fair value measurements.
The fair value of the property, plant and equipment was estimated by applying the income approach or cost approach, such as cash flows or earnings that an asset can be expected to generate over its useful life or the replacement or reproduction cost.
For the year ended December 31, 2016, the incremental revenues from the Paris IBX Data Center Acquisition were $4,084,000 and the incremental net income was not significant to the Company’s consolidated statement of operations. The incremental results of operations from the Paris IBX Data Center Acquisition are not significant; therefore the Company does not present pro forma combined results of operations.
TelecityGroup Acquisition
On January 15, 2016, the Company completed the acquisition of the entire issued and to be issued share capital of TelecityGroup. TelecityGroup operates data center facilities in cities across Europe. The acquisition of TelecityGroup enhances the Company's existing data center portfolio by adding new IBX metro markets in Europe including Dublin, Helsinki, Istanbul, Manchester, Milan, Sofia, Stockholm and Warsaw. As a result of the transaction, TelecityGroup has become a wholly-owned subsidiary of Equinix.
Under the terms of the acquisition, the Company acquired all outstanding shares of TelecityGroup and all vested equity awards of TelecityGroup at 572.5 pence in cash and 0.0336 new shares of Equinix common stock for a total purchase consideration of approximately £2,624,500,000 or approximately $3,743,587,000 at the exchange rate in effect on the acquisition date. In addition, the Company assumed $1,299,000 of vested TelecityGroup's employee equity awards as part of consideration transferred. The Company incurred acquisition costs of approximately $42,490,000 during the year ended December 31, 2016 related to the TelecityGroup acquisition.
In connection with the TelecityGroup acquisition, the Company placed £322,851,000 or approximately $475,689,000 into a restricted cash account, which was included in the current portion of restricted cash in the consolidated balance sheet as of December 31, 2015. The cash was released upon completion of the acquisition.
Also, in connection with TelecityGroup acquisition, the Company entered into a bridge credit agreement with J.P. Morgan Chase Bank, N.A. as the initial lender and as administrative agent for the lenders for a principal amount of £875,000,000 or approximately $1,289,000,000 at the exchange rate in effect on December 31, 2015 (the “Bridge Loan”). The Company did not make any borrowings under the Bridge Loan and the Bridge Loan was terminated on January 8, 2016.
Purchase Price Allocation
Under the acquisition method of accounting, the assets acquired and liabilities assumed in a business combination shall be measured at fair value at the date of the acquisition. As of the date of this annual report, the Company has completed the detailed valuation analysis to derive the fair value of the following items including, but not limited to, intangible assets, accounting for lease contracts; asset retirement obligations; favorable leasehold interests; assets and liabilities held for sale, deferred revenue; property, plant and equipment; accruals and taxes. Prior quarterly reports reported the allocation of the purchase price to acquired assets and liabilities based on provisional estimates that were subject to continuing management analysis. As of December 31, 2016, the Company has updated the final allocation of purchase price for TelecityGroup from provisional amounts reported as of March 31, 2016, which primarily resulted in increases to intangible assets of $36,758,000 and deferred tax liabilities of $19,500,000 and decreases in capital lease and other financing obligations of $34,443,000, goodwill of $22,511,000 and assets held for sale of $36,865,000. The changes did not have a significant impact on the Company’s results from operations for the year ended December 31, 2016.
As of the acquisition date, the allocation of the purchase price was as follows (in thousands):

Cash and cash equivalents	$73,368
Accounts receivable	24,042
Other current assets	41,079
Assets held for sale	877,650
Property, plant and equipment	1,058,583
Goodwill	2,215,567
Intangible assets	694,243
Deferred tax assets	994
Other assets	4,102
Total assets acquired	4,989,628
Accounts payable and accrued expenses	(84,367)
Accrued property, plant and equipment	(3,634)
Other current liabilities	(27,233)
Liabilities held for sale	(155,650)
Capital lease and other financing obligations	(165,365)
Mortgage and loans payable	(592,304)
Deferred tax liabilities	(176,168)
Other liabilities	(40,021)
Net assets acquired	$3,744,886

The purchase price allocation above, as of the acquisition date, includes acquired assets and liabilities that were classified by the Company as held for sale (Note 4).
The following table presents certain information on the acquired intangible assets (dollars in thousands):

Intangible Assets	Fair Value	Estimated Useful Lives (Years)	Weighted-average Estimated Useful Lives (Years)
Customer relationships	$591,956	13.5	13.5
Trade names	72,033	1.5	1.5
Favorable leases	30,254	2.0 - 25.4	19.7

The fair value of customer relationships was estimated by applying an income approach. The fair value was determined by calculating the present value of estimated future operating cash flows generated from existing customers less costs to realize the revenue. The Company applied a weighted-average discount rate of approximately 8.5%, which reflected the nature of the assets as it relates to the estimated future operating cash flows. Other significant assumptions used to estimate the fair value of the customer relationships include projected revenue growth, customer attrition rates, sales and marketing expenses and operating margins. The fair value of the TelecityGroup's trade names was estimated using the relief of royalty approach. The Company applied a relief of royalty rate of 2.0% and a weighted-average discount rate of approximately 9.0%. The other acquired identifiable intangible assets were estimated by applying a relief of royalty or cost approach as appropriate. The fair value measurements were based on significant inputs that are not observable in the market and thus represent Level 3 measurements as defined in the accounting standard for fair value measurements.
The fair value of the property, plant and equipment was estimated by applying the income approach or cost approach. The income approach is used to estimate fair value based on the income stream, such as cash flows or earnings that an asset can be expected to generate over its useful life. There are two primary methods of applying the income approach to determine the fair value of assets: the discounted cash flow method and the direct capitalization method. The key assumptions include the estimated earnings, discount rate and direct capitalization rate. The cost approach is to use the replacement or reproduction cost as an indicator of fair value. The premise of the cost approach is that a market participant would pay no more for an asset than the amount for which the asset could be replaced or reproduced. The key assumptions of the cost approach include replacement cost, physical deterioration, functional and economic obsolescence, economic useful life, remaining useful life, age and effective age.
The Company determined the fair value of the loans payable assumed in the TelecityGroup acquisition by estimating TelecityGroup’s debt rating and reviewing market data with a similar debt rating and other characteristics of the debt, including the maturity date and security type. On January 15, 2016, the Company prepaid and terminated these loans payable. In conjunction with the repayment of the loans payable, the Company incurred an insignificant amount of pre-payment penalties and interest rate swap termination costs, which were recorded as interest expense in the consolidated statement of operations.
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The goodwill is attributable to the workforce of the acquired business and the significant synergies expected to arise after the acquisition. Goodwill is not expected to be deductible for local tax purposes. Goodwill will not be amortized and will be tested for impairment at least annually. Goodwill recorded as a result of the TelecityGroup acquisition, except for the goodwill associated with asset held for sale, is attributable to the Company’s EMEA region. The Company's results of continuing operations include TelecityGroup revenues of $399,978,000 and net loss from continuing operations of $47,133,000 for the period January 15, 2016 through December 31, 2016.
Bit-isle Acquisition
On November 2, 2015, the Company, acting through its Japanese subsidiary, completed a cash tender offer for approximately 97% of the equity instruments, including stock options, of Tokyo-based Bit-isle. The Company acquired the remaining outstanding equity instruments of Bit-isle in December 2015. The offer price was JPY 922 per share, in an all cash transaction totaling ¥33,196,000,000 or approximately $275,367,000 at the exchange rate in effect on the date of the acquisition.
On September 30, 2015, the Company, acting through its Japanese subsidiaries as borrowers, entered into a term loan agreement (the “Bridge Term Loan Agreement”) with the Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”). Pursuant to the Bridge Term Loan Agreement, BTMU committed to provide a senior bridge loan facility (the “Bridge Term Loan”) in the amount of up to ¥47,500,000,000, or approximately $395,675,000 at the exchange rate in effect on September 30, 2015. Proceeds from the Bridge Term Loan were to be used exclusively for the acquisition of Bit-isle, the repayment of Bit-isle’s existing debt and transaction costs incurred in connection with the closing of the Bridge Term Loan and the acquisition of Bit-isle. In October 2016, the Company borrowed ¥47,500,000,000 on a five year term loan agreement with BTMU and repaid the Bridge Term Loan. See Note 10 for further information.
The Company included Bit-isle’s results of operations from November 2, 2015 and the estimated fair value of assets acquired and liabilities assumed in its consolidated balance sheets beginning November 2, 2015. The Company incurred acquisition costs of approximately $8,645,000 for the year ended December 31, 2015 related to the Bit-isle Acquisition.
In June 2016, the Company approved the divestiture of the solar power assets of Bit-isle. See Note 4 below for further information.

Purchase Price Allocation
Under the acquisition method of accounting, the total purchase price was allocated to Bit-isle’s net tangible and intangible assets based upon their fair value as of the Bit-isle acquisition date. Based upon the purchase price and the valuation of Bit-isle, the final purchase price allocation was as follows (in thousands):

Cash and cash equivalents	$33,198
Accounts receivable	7,359
Other current assets	51,038
Long-term investments	3,806
Property, plant and equipment	308,985
Goodwill	95,444
Intangible assets	111,374
Other assets	22,981
Total assets acquired	634,185
Accounts payable and accrued expenses	(15,028)
Accrued property, plant and equipment	(465)
Capital lease and other financing obligations	(108,833)
Mortgage and loans payable	(190,227)
Other current liabilities	(8,689)
Deferred tax liabilities	(32,192)
Other liabilities	(3,384)
Net assets acquired	$275,367

The following table presents certain information on the acquired identifiable intangible assets (dollars in thousands):

Intangible Assets	Fair Value	Estimated Useful Lives (Years)	Weighted-average Estimated Useful Lives (Years)
Customer relationships	$105,434	13	13
Trade name	3,455	2	2
Favorable solar contracts	2,410	18	18
Other intangible assets	75	0.25	0.25

The fair value of customer relationships was estimated by applying an income approach. The fair value was determined by calculating the present value of estimated future operating cash flows generated from existing customers less costs to realize the revenue. The Company applied a weighted-average discount rate of approximately 11.0%, which reflected the nature of the assets as it relates to the estimated future operating cash flows. Other significant assumptions used to estimate the fair value of the customer relationships include projected revenue growth, customer attrition rates, sales and marketing expenses and operating margins. The fair value of the Bit-isle trade name was estimated using the relief of royalty approach. The Company applied a relief of royalty rate of 2.0% and a weighted-average discount rate of approximately 12.0%. The other acquired identifiable intangible assets were estimated by applying an income or cost approach as appropriate. The fair value measurements were based on significant inputs that are not observable in the market and thus represent Level 3 measurements as defined in the accounting standard for fair value measurements.
The fair value of the property, plant and equipment was estimated by applying the income approach or cost approach. The income approach is used to estimate fair value based on the income stream, such as cash flows or earnings that an asset can be expected to generate over its useful live. There are two primary methods of applying the income approach to determine the fair value assets: the discounted cash flow method and the direct capitalization method. The key assumptions include the estimated earnings, discount rate and direct capitalization rate. The cost approach is to use the replacement or reproduction cost as an indicator of fair value. The premise of the cost approach is that a market participant would pay no more for an asset than the amount that the asset could be replaced or reproduced. The key assumptions of the cost approach include replacement cost new, physical deterioration, functional and economic obsolescence, economic useful life, remaining useful life, age and effective age.
The Company determined the fair value of the loans payable assumed in the Bit-isle Acquisition by estimating Bit-isle’s debt rating and reviewed market data with a similar debt rating and other characteristics of the debt, including the maturity date and security type. During the year ended December 31, 2015, the Company prepaid and terminated the majority of these loans payable. In conjunction with the repayment of the loans payable, the company incurred an insignificant amount of pre-payment penalties and interest rate swap termination costs, which were recorded as interest expense in the consolidated statement of operations for the year ended December 31, 2015.
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The goodwill is attributable to the workforce of the acquired business and the significant synergies expected to arise after the acquisition. The goodwill is not expected to be deductible for local tax purposes. Goodwill will not be amortized and will be tested for impairment at least annually. Goodwill recorded as a result of the Bit-isle acquisition is attributable to the Company’s Asia-Pacific reportable segment (see Note 17) and reporting unit (see Note 6). For the year ended December 31, 2015, the Company's results of continuing operations include Bit-isle revenues of $21,588,000 and net losses of $3,233,000.
Unaudited Pro Forma Combined Consolidated Financial Information
The following unaudited pro forma combined consolidated financial information has been prepared by the Company using the acquisition method of accounting to give effect to the TelecityGroup acquisition as though it occurred on January 1, 2015 and the Bit-isle acquisition as though it occurred on January 1, 2014. The Company completed the TelecityGroup acquisition on January 15, 2016 and the Bit-isle acquisition on November 2, 2015. TelecityGroup's operating results for the period January 15, 2016 through December 31, 2016 are included in the consolidated statement of operations for the year ended December 31, 2016. The pro forma effect for the period January 1 through January 14, 2016 was insignificant. The unaudited pro forma combined consolidated financial information reflects certain adjustments, such as additional depreciation, amortization and interest expense on assets and liabilities acquired.
The unaudited pro forma combined consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations that would have actually been reported had the acquisitions occurred on the above dates, nor is it necessarily indicative of the future results of operations of the combined company.
The following table sets forth the unaudited pro forma consolidated combined results of operations for the years ended December 31, 2015 and 2014 (in thousands):

	2015	2014
Revenues	$3,244,349	$2,614,127
Net income from continuing operations	141,496	(251,067)
Basic EPS	2.10	(4.80)
Diluted EPS	2.08	(4.80)

Nimbo Acquisition
On January 14, 2015, the Company acquired all of the issued and outstanding share capital of Nimbo Technologies Inc. (“Nimbo”), a company which specializes in migrating business applications to the cloud with extensive experience moving legacy applications into a hybrid cloud architecture, and connecting legacy data centers to the cloud, for a cash payment of $10,000,000 and a contingent earn-out arrangement to be paid over two years (the “Nimbo Acquisition”). Nimbo continues to operate under the Nimbo name. The Nimbo Acquisition was accounted for using the acquisition method. As a result of the Nimbo Acquisition, the Company recorded goodwill of $17,192,000, which represents the excess of the total purchase price over the fair value of the assets acquired and liabilities assumed. The Company recorded the contingent earn-out arrangement at its estimated fair value. The results of operations for Nimbo are not significant to the Company; therefore, the Company does not present its purchase price allocation or pro forma combined results of operations. In addition, any prospective changes in the Company’s earn-out estimates are not expected to have a material effect on the Company’s consolidated statement of operations.
ALOG Acquisition
On April 25, 2011, the Company and RW Brasil Fundo de Investimento em Participações, a subsidiary of Riverwood Capital L.P. (“Riverwood”), completed the acquisition of approximately 90% of the outstanding capital stock of ALOG Data Centers do Brasil S.A. (“ALOG”). As a result, the Company acquired an approximate 53% controlling equity interest in ALOG (the “ALOG Acquisition”).
In July 2014, the Company and Riverwood entered into a purchase and sale agreement in which the Company acquired Riverwood’s interest in ALOG and the approximate 10% of ALOG owned by ALOG management, which resulted in the Company owning 100% of ALOG. The net purchase price of $225,629,000 consisted of: (i) $216,484,000 of cash paid to Riverwood and ALOG management to acquire their interests in ALOG, (ii) $8,459,000 of cash paid for the common shares of ALOG related to vested and outstanding stock options to purchase common shares of ALOG that were held by ALOG employees and (iii) $686,000 for the assumption of Riverwood’s portion of the contingent consideration in connection with the acquisition of ALOG in 2011. The cash portion of the purchase price was paid on the closing date in July 2014. The net increase in the redemption value of the redeemable non-controlling interests of $90,966,000 and transaction costs of $1,333,000 were recorded in additional paid-in capital during the year ended December 31, 2014.